UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2024

Better Choice Company, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	BTTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Arrangement Agreement

On December 10, 2024, Better Choice Company, Inc., a Delaware corporation (the “Company”), announced that it has entered into an Amendment No. 1 (the “Amendment”) to its previously announced Arrangement Agreement (the “Arrangement Agreement”) with SRx Health Solutions, Inc., a corporation organized under the laws of the Province of Ontario (“SRx”), 1000994476 Ontario Inc., an indirect wholly-owned subsidiary of the Company and a corporation existing under the laws of the Province of Ontario (“AcquireCo”), and 1000994085 Ontario Inc., a direct wholly-owned subsidiary of the Company and corporation existing under the laws of the Province of Ontario (“CallCo”). Pursuant to the Arrangement Agreement, and the Plan of Arrangement adopted in connection therewith, the Company will acquire SRx in an all-stock transaction pursuant to a statutory amalgamation of SRx and AcquireCo under Canadian law (the “Amalgamation”). As a result of the Amalgamation, all of the property, rights, interests and obligations of SRx shall become the property, rights, interests and obligations of the resulting entity (“Amalco”), and Amalco will be an indirect wholly-owned subsidiary of the Company. In addition, pursuant to the Arrangement Agreement, immediately prior to the consummation of the Amalgamation the Company will spin-out 8% of the issued and outstanding capital stock of the Company’s subsidiary, Halo, Purely For Pets, Inc., a Delaware corporation (“Halo”), to the Company’s stockholders of records on such date, through a special purpose vehicle. Pursuant to the Amendment, the portion of Halo’s issued and outstanding capital stock subject to the spin-out will increase from 8% to 17%.

The transaction, including the terms of the Amendment, has been unanimously approved by the boards of directors of the Company and SRx. The consummation of the Amalgamation is subject to customary closing conditions, including requisite approvals of the stockholders of the Company and SRx and the Ontario Superior Court of Justice (Commercial List), among other required regulatory approvals, and the absence of a material adverse effect with respect to the Company or SRx.

The Arrangement Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, SRx or their respective subsidiaries and affiliates. The Arrangement Agreement contains representations and warranties by the Company and SRx made solely for the benefit of the parties. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Arrangement Agreement, including information in confidential disclosure letters delivered by each party in connection with the signing of the Arrangement Agreement. Moreover, certain representations and warranties in the Arrangement Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company and SRx, rather than establishing matters as facts. Accordingly, the representations and warranties in the Arrangement Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company or SRx at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in the Company’s or SRx’s public disclosures.

The foregoing descriptions of the Arrangement Agreement and the Amendment are not complete and are subject to and qualified in their entirety by reference to the full text of the Arrangement Agreement and the Amendment which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto, and the terms of which are incorporated herein by reference.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments the Company expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, attempts to secure additional financing, exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with the Company’s ability to obtain additional capital in the future, the proposed transaction with SRx, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s 2023 Annual Report on Form 10-K, filed on April 12, 2024 and other reports filed from time to time with the Securities and Exchange Commission (“SEC”). The Company urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

The Company will prepare a proxy statement for the Company’s stockholders to be filed with the SEC. The proxy statement will be mailed to the Company’s stockholders. The Company urges investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed transaction. Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The Company’s definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the transactions described in this report. The Company’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Carolina Martinez, Chief Financial Officer of Better Choice Company, Inc., 12400 Race Track Road, Tampa, FL 33626; e-mail: nmartinez@bttrco.com. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

The Company and its respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 12, 2024. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed transaction will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

Item 9.01 Financial Statements and Exhibits

10.1	Amendment No. 1 to Arrangement Agreement

10.2	Arrangement Agreement dated September 3, 2024 (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed by the Company with the SEC on September 9, 2024)

99.1	Press Release dated December 10, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Carolina Martinez
	Name:	Carolina Martinez
	Title:	Chief Financial Officer

December 10, 2024